2Q14/FY14 Earnings Release	Page 1 of 4

FOR IMMEDIATE RELEASE

CONTACT:	Investor Relations
John Eldridge
(206) 272-6571
j.eldridge@f5.com

Public Relations
Alane Moran
(206) 272-6850
a.moran@f5.com

F5 Networks Announces Results for Second Quarter of Fiscal 2014
SEATTLE, WA - April 23, 2014 - For the second quarter of fiscal 2014, F5 Networks, Inc. (NASDAQ: FFIV) announced revenue of $420.0 million, up 3 percent from $406.5 million in the prior quarter and 20 percent from $350.2 million in the second quarter of fiscal 2013.
GAAP net income was $69.6 million ($0.91 per diluted share), compared to $68.0 million ($0.87 per diluted share) in the prior quarter and $63.4 million ($0.80 per diluted share) in the second quarter a year ago.
Excluding the impact of stock-based compensation and amortization of purchased intangible assets, non-GAAP net income was $96.9 million ($1.27 per diluted share), compared to $94.8 million ($1.22 per diluted share) in the prior quarter and $84.7 million ($1.07 per diluted share) in the second quarter of last year.
A reconciliation of GAAP net income to non-GAAP net income is included on the attached Consolidated Statements of Operations.
"There were very few surprises in the second quarter of fiscal 2014," said John McAdam, F5 president and chief executive officer. "During the quarter, strong demand for our software-defined application services resulted in 22 percent year-over-year product revenue growth. Increasing revenue from the sale of software modules, particularly our Security modules, was driven in part by a growing percentage of customers purchasing our 'Better' and 'Best' offerings. Revenue by geographic region met or exceeded our expectations, with solid year-over-year growth in the Americas, EMEA and Japan. Sales of our TMOS-based products into vertical markets were also in line with historical trends and our internal expectations for the quarter, and our Traffix Diameter Signaling and Routing products continued to gain traction with key wins at several large service providers.

2Q14/FY14 Earnings Release	Page 2 of 4

"Looking out to the second half of fiscal 2014, we believe we can continue to build on the momentum we generated in the first two quarters of the year," McAdam said.
For the current quarter, ending June 30, the company has set a revenue goal of $428 million to $438 million with a GAAP earnings target of $0.99 to $1.02 per diluted share and a non-GAAP earnings target of $1.33 to $1.36 per diluted share.
A reconciliation of the company's expected GAAP and non-GAAP earnings is provided in the following table:

	Three months ended
	June 30, 2014

Reconciliation of Expected Non-GAAP Third Quarter Earnings	Low	High
Net income	$75.0	$77.3
Stock-based compensation expense	$31.5	$31.5
Amortization of purchased intangible assets	$2.3	$2.3
Tax effects related to above items	$(8.2)	$(8.2)
Non-GAAP net income excluding stock-based compensation expense and amortization of purchased intangible assets	$100.6	$102.9
Net income per share - diluted	$0.99	$1.02
Non-GAAP net income per share - diluted	$1.33	$1.36

2Q14/FY14 Earnings Release	Page 3 of 4

About F5 Networks
F5 (NASDAQ: FFIV) provides solutions for an application world. F5 helps organizations seamlessly scale cloud, data center, and software defined networking (SDN) deployments to successfully deliver applications to anyone, anywhere, at any time. F5 solutions broaden the reach of IT through an open, extensible framework and a rich partner ecosystem of leading technology and data center orchestration vendors. This approach lets customers pursue the infrastructure model that best fits their needs over time. The world’s largest businesses, service providers, government entities, and consumer brands rely on F5 to stay ahead of cloud, security, and mobility trends. For more information, go to f5.com.
You can also follow @f5networks on Twitter or visit us on Facebook for more information about F5, its partners, and technology.
Forward Looking Statements
This press release contains forward-looking statements including, among other things, statements regarding the continuing strength and momentum of F5's business, future financial performance, sequential growth, projected revenues including target revenue and earnings ranges, income, earnings per share, share amount and share price assumptions, demand for application delivery networking, application delivery services, security, virtualization and diameter products, expectations regarding future services and products, expectations regarding future customers, markets and the benefits of products, and other statements that are not historical facts and which are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors. Such forward-looking statements involve risks and uncertainties, as well as assumptions and other factors that, if they do not fully materialize or prove correct, could cause the actual results, performance or achievements of the company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: customer acceptance of our new traffic management, security, application delivery, optimization, diameter and virtualization offerings; the timely development, introduction and acceptance of additional new products and features by F5 or its competitors; competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into F5’s markets, and new product and marketing initiatives by our competitors; increased sales discounts; uncertain global economic conditions which may result in reduced customer demand for our products and services and changes in customer payment patterns; global economic conditions and uncertainties in the geopolitical environment; overall information technology spending; litigation involving patents, intellectual property, shareholder and other matters, and governmental investigations; natural catastrophic events; a pandemic or epidemic; F5's ability to sustain, develop and effectively utilize distribution relationships; F5's ability to attract, train and retain qualified product development, marketing, sales, professional services and customer support personnel; F5's ability to expand in international markets; the unpredictability of F5's sales cycle; F5’s share repurchase program; future prices of F5's common stock; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission, including our most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that we may file from time to time, which could cause actual results to vary from expectations. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in F5’s most recent reports on Forms 10-Q and 10-K as each may be amended from time to time. All forward-looking statements in this press release are based on information available as of the date hereof and qualified in their entirety by this cautionary statement. F5 assumes no obligation to revise or update these forward-looking statements.

2Q14/FY14 Earnings Release	Page 4 of 4

GAAP to non-GAAP Reconciliation
F5’s management evaluates and makes operating decisions using various operating measures. These measures are generally based on the revenues of its products, services operations and certain costs of those operations, such as cost of revenues, research and development, sales and marketing and general and administrative expenses. One such measure is net income excluding stock-based compensation, amortization of purchased intangible assets and acquisition-related charges, net of taxes, which is a non-GAAP financial measure under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. This measure consists of GAAP net income excluding, as applicable, stock-based compensation, amortization of purchased intangible assets and acquisition-related charges. This measure of non-GAAP net income is adjusted by the amount of additional taxes or tax benefit that the company would accrue if it used non-GAAP results instead of GAAP results to calculate the company’s tax liability. Stock-based compensation is a non-cash expense that F5 has accounted for since July 1, 2005 in accordance with the fair value recognition provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 Compensation—Stock Compensation (“FASB ASC Topic 718”). Amortization of intangible assets is a non-cash expense. Investors should note that the use of intangible assets contribute to revenues earned during the periods presented and will contribute to revenues in future periods. Acquisition-related expenses consist of professional services fees incurred in connection with acquisitions.
Management believes that non-GAAP net income per share provides useful supplemental information to management and investors regarding the performance of the company’s core business operations and facilitates comparisons to the company’s historical operating results. Although F5’s management finds this non-GAAP measure to be useful in evaluating the performance of the core business, management’s reliance on this measure is limited because items excluded from such measures could have a material effect on F5’s earnings and earnings per share calculated in accordance with GAAP. Therefore, F5’s management will use its non-GAAP earnings and earnings per share measures, in conjunction with GAAP earnings and earnings per share measures, to address these limitations when evaluating the performance of the company’s core business. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures in accordance with GAAP.
F5 believes that presenting its non-GAAP measure of earnings and earnings per share provides investors with an additional tool for evaluating the performance of the company’s core business and which management uses in its own evaluation of the company’s performance. Investors are encouraged to look at GAAP results as the best measure of financial performance. However, while the GAAP results are more complete, the company provides investors this supplemental measure since, with reconciliation to GAAP, it may provide additional insight into the company’s operational performance and financial results.
For reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, please see the section in our Consolidated Statements of Operations entitled “Non-GAAP Financial Measures.”
# # # #

F5 Networks, Inc.
Consolidated Balance Sheets
(unaudited, in thousands)

	March 31,	September 30,
	2014	2013

ASSETS
Current assets
Cash and cash equivalents	$239,836	$189,693
Short-term investments	383,924	352,450
Accounts receivable, net of allowances of $4,205 and $3,259	223,472	204,205
Inventories	20,710	19,026
Deferred tax assets	23,724	16,342
Other current assets	58,753	34,655
Total current assets	950,419	816,371
Property and equipment, net	61,608	63,522
Long-term investments	541,172	728,981
Deferred tax assets	22,834	22,389
Goodwill	517,611	523,727
Other assets, net	72,556	75,564
Total assets	$2,166,200	$2,230,554
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$40,371	$37,313
Accrued liabilities	96,070	92,608
Deferred revenue	461,402	421,429
Total current liabilities	597,843	551,350
Other long-term liabilities	22,661	25,202
Deferred revenue, long-term	126,328	109,944
Deferred tax liabilities	4,429	5,346
Total long-term liabilities	153,418	140,492
Commitments and contingencies
Shareholders’ equity
Preferred stock, no par value; 10,000 shares authorized, no shares outstanding	—	—
Common stock, no par value; 200,000 shares authorized, 75,200 and 78,090 shares issued and outstanding	21,320	262,505
Accumulated other comprehensive loss	(7,241)	(7,414)
Retained earnings	1,400,860	1,283,621
Total shareholders’ equity	1,414,939	1,538,712
Total liabilities and shareholders’ equity	$2,166,200	$2,230,554

F5 Networks, Inc.
Consolidated Statements of Operations
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	March 31,		March 31,
	2014	2013	2014	2013
Net revenues
Products	$225,135	$185,107	$443,736	$389,819
Services	194,908	165,125	382,759	325,864
Total	420,043	350,232	826,495	715,683
Cost of net revenues (1)(2)
Products	37,806	29,773	75,050	61,565
Services	37,856	30,529	73,495	59,622
Total	75,662	60,302	148,545	121,187
Gross profit	344,381	289,930	677,950	594,496
Operating expenses (1)(2)
Sales and marketing	140,252	119,031	275,055	241,299
Research and development	67,232	52,534	131,365	101,075
General and administrative	26,033	25,889	51,533	50,562
Total	233,517	197,454	457,953	392,936
Income from operations	110,864	92,476	219,997	201,560
Other income, net	23	2,118	269	3,668
Income before income taxes	110,887	94,594	220,266	205,228
Provision for income taxes	41,246	31,182	82,577	72,323
Net income	$69,641	$63,412	$137,689	$132,905

Net income per share — basic	$0.92	$0.81	$1.80	$1.69
Weighted average shares — basic	75,508	78,601	76,483	78,696

Net income per share — diluted	$0.91	$0.80	$1.79	$1.68
Weighted average shares — diluted	76,244	79,114	77,086	79,263

Non-GAAP Financial Measures
Net income as reported	$69,641	$63,412	$137,689	$132,905
Stock-based compensation expense (3)	35,636	27,610	70,164	54,320
Amortization of purchased intangible assets (4)	2,083	1,033	4,169	2,066
Tax effects related to above items	(10,463)	(7,313)	(20,362)	(13,926)
Net income excluding stock-based compensation and amortization of purchased intangible assets (non-GAAP) - diluted	$96,897	$84,742	$191,660	$175,365

Net income per share excluding stock-based compensation and amortization of purchased intangible assets (non-GAAP) - diluted	$1.27	$1.07	$2.49	$2.21

Weighted average shares - diluted	76,244	79,114	77,086	79,263

(1) Includes stock-based compensation as follows:
Cost of net revenues	$4,014	$2,927	$7,872	$5,894
Sales and marketing	14,218	10,718	28,220	21,274
Research and development	11,990	8,262	23,628	16,064
General and administrative	5,414	5,703	10,444	11,088
	$35,636	$27,610	$70,164	$54,320

(2) Includes amortization of purchased intangible assets as follows:
Cost of net revenues	$1,726	$958	$3,453	$1,916
Sales and marketing	357	75	716	150
	$2,083	$1,033	$4,169	$2,066

(3)    Stock-based compensation is accounted for in accordance with the fair value recognition provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation – Stock Compensation (“FASB ASC Topic 718”)

(4)    Beginning with the second quarter of fiscal 2012, the company will exclude amortization of purchased intangible assets and acquisition-related charges in addition to stock-based compensation expense as a non-GAAP financial measure

F5 Networks, Inc.
Consolidated Statements of Cash Flows
(unaudited, in thousands)

	Six Months Ended
	March 31,
	2014	2013
Operating activities
Net income	$137,689	$132,905
Adjustments to reconcile net income to net cash provided by operating activities:
Realized gain on disposition of assets and investments	(120)	(217)
Stock-based compensation	70,164	54,320
Provisions for doubtful accounts and sales returns	1,610	578
Depreciation and amortization	22,678	19,913
Deferred income taxes	(3,491)	(1,313)
Changes in operating assets and liabilities, net of amounts acquired:
Accounts receivable	(20,877)	(8,202)
Inventories	(1,684)	(553)
Other current assets	(24,148)	(29,198)
Other assets	(1,257)	621
Accounts payable and accrued liabilities	3,973	13,243
Deferred revenue	56,356	43,371
Net cash provided by operating activities	240,893	225,468
Investing activities
Purchases of investments	(289,521)	(446,978)
Maturities of investments	342,100	329,141
Sales of investments	98,319	138,171
Decrease (increase) in restricted cash	26	(729)
Acquisition of businesses, net of cash acquired	—	(124,918)
Purchases of property and equipment	(10,119)	(14,769)
Net cash provided by (used in) investing activities	140,805	(120,082)
Financing activities
Excess tax benefit from stock-based compensation	4,808	2,395
Proceeds from the exercise of stock options and purchases of stock under employee stock purchase plan	13,917	12,040
Repurchase of common stock	(350,000)	(100,000)
Net cash used in financing activities	(331,275)	(85,565)
Net increase in cash and cash equivalents	50,423	19,821
Effect of exchange rate changes on cash and cash equivalents	(280)	(1,340)
Cash and cash equivalents, beginning of year	189,693	211,181
Cash and cash equivalents, end of year	$239,836	$229,662